UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
Form 8-K
_____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

ADVANSIX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-37774 (Commission File Number)	81-2525089 (I.R.S. Employer Identification No.)
300 Kimball Drive, Suite 101
Parsippany, New Jersey 07054
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 526-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASIX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Patrick S. Williams

On February 25, 2020, the Board of Directors (the “Board”) of AdvanSix Inc. (the “Company”) appointed Patrick S. Williams to the Board effective immediately. Mr. Williams was also appointed to serve on the Compensation and Leadership Development Committee and the newly established Health, Safety, Environmental and Sustainability Committee of the Board. Mr. Williams qualifies as independent under the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Corporate Governance Guidelines. The appointment of Mr. Williams increases the size of the Board to eight members with seven members qualifying as independent under the NYSE listing standards.

Mr. Williams, age 55, has served as Director, President and CEO of Innospec Inc. (“Innospec”), an international specialty chemicals company, since 2009. Prior to holding this position, Mr. Williams served as Executive Vice President and President, Fuel Specialties from 2005 to 2009 and in addition assumed responsibility for the global Performance Chemicals business in 2008. Prior to 2005, he served as Chief Executive Officer for Innospec’s Fuel Specialties business in the Americas, having held a number of senior management and sales leadership roles in that business since 1993.

There are no arrangements or understandings between Mr. Williams and any other persons in connection with his appointment. Mr. Williams does not have any family relationships with any executive officer or director of the Company, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Williams will receive compensation as a non-employee director in accordance with the non-employee director compensation practices described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 26, 2019.

Retirement of John M. Quitmeyer; Appointment of Achilles B. Kintiroglou

On February 25, 2020, John M. (Hans) Quitmeyer, the Company’s Senior Vice President, General Counsel and Corporate Secretary tendered notice of his retirement, effective April 1, 2020. Effective upon Mr. Quitmeyer’s retirement, the Board appointed Achilles B. Kintiroglou as the Company’s Senior Vice President, General Counsel and Corporate Secretary. Mr. Kintiroglou has served as Deputy General Counsel and Assistant Corporate Secretary of the Company since 2016.

A copy of the Company’s press release announcing the appointment of Mr. Williams, the retirement of Mr. Quitmeyer and the appointment of Mr. Kintiroglou is furnished herewith as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 25, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2020

AdvanSix Inc.

By:	/s/ John M. Quitmeyer
Name:	John M. Quitmeyer
Title:	Senior Vice President, General Counsel and Corporate Secretary